UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 22, 2009

Nelnet Student Loan Trust 2009-2, Issuing Entity

(Exact name of registrant as specified in its charter)

Nelnet Student Loan Funding, LLC, Depositor

Nelnet, Inc., Sponsor

Delaware (State of other jurisdiction of incorporation)	333-144431-06 (Commission File Number)	75-2997993 (IRS Employer Identification No.)

121 South 13th Street, Suite 201, Lincoln, Nebraska                                                            68508

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code               (402) 434-7140

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14(d)-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Nelnet Student Loan Funding, LLC (“Nelnet Funding”) entered into an Amended and Restated Trust Agreement with M&T Trust Company of Delaware, as Delaware Trustee (the “Trust Agreement”), as of October 1, 2009, regarding Nelnet Student Loan Trust 2009-2. Effective October 1, 2009, Nelnet Student Loan Trust 2009-2 entered into an Indenture of Trust dated as of October 1, 2009, with Wells Fargo Bank, National Association, as indenture trustee, and Zions First National Bank, as eligible lender trustee (the “Indenture”). On October 14, 2009, Nelnet Funding entered into an Underwriting Agreement among Nelnet Funding and Barclays Capital Inc., acting on its own behalf and as representative of the other underwriter (the “Underwriting Agreement”). The Trust Agreement, the Indenture and the Underwriting Agreement were executed in connection with Nelnet Student Loan Trust 2009-2’s issuance of $434,000,000 of its student loan asset-backed notes on October 22, 2009. The details of this issuance are contained in the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on October 16, 2009. Nelnet Student Loan Trust 2009-2 used $429,889,105 of the net proceeds from the sale of the notes, and an additional $17,265,675 contributed to the trust by Nelnet, Inc., to purchase student loans originated under the Federal Family Education Loan Program.

The following agreements were also executed and delivered as of October 1, 2009 by the respective parties thereto: (a) the Loan Purchase Agreement by and between Nelnet Student Loan Trust 2009-2 acting by and through Zions First National Bank as eligible lender trustee, and Nelnet Funding, acting by and through Zions First National Bank as eligible lender trustee; (b) the Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2009-2 and Nelnet Funding; (c) the Subservicing Agreement by and between National Education Loan Network, Inc. and Nelnet, Inc.; and (d) the Administration Agreement among Nelnet Student Loan Trust 2009-2, M&T Trust Company of Delaware, as Delaware trustee, Wells Fargo Bank, National Association, as indenture trustee, and National Education Loan Network, Inc.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

1.1	Underwriting Agreement between Nelnet Funding and Barclays Capital Inc., acting on its own behalf and as representative of the other underwriter, dated as of October 14, 2009 (filed herewith).

4.1

Indenture of Trust by and among Nelnet Student Loan Trust 2009-2, Wells Fargo Bank, National Association, as indenture trustee, and Zions First National Bank, as eligible lender trustee, dated as of October 1, 2009 (filed herewith).

4.2	Amended and Restated Trust Agreement by and between Nelnet Student Loan Funding, LLC and M&T Trust Company of Delaware, as Delaware trustee, dated as of October 1, 2009 (filed herewith).

99.1

Loan Purchase Agreement by and between Nelnet Student Loan Trust 2009-2, acting by and through Zions First National Bank as eligible lender trustee, and Nelnet Student Loan Funding, LLC, acting by and through Zions First National Bank as eligible lender trustee, dated as of October 1, 2009 (filed herewith).

99.2	Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2009-2 and Nelnet Student Loan Funding, LLC, dated as of October 1, 2009 (filed herewith).

99.3	Subservicing Agreement dated as of October 1, 2009, between National Education Loan Network, Inc. and Nelnet, Inc. (filed herewith).

99.4

Administration Agreement among Nelnet Student Loan Trust 2009-2, M&T Trust Company of Delaware, as Delaware trustee, Wells Fargo Bank, National Association, as indenture trustee, and National Education Loan Network, Inc., dated as of October 1, 2009 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NELNET STUDENT LOAN TRUST 2009-2

By:   NELNET STUDENT LOAN FUNDING,

LLC, Depositor

By:    NELNET STUDENT LOAN FUNDING MANAGEMENT CORPORATION, as Manager

By: /s/ Thomas G. McCurley

Thomas G. McCurley
Assistant Vice President

Dated: October 26, 2009

EXHIBIT INDEX

Exhibit

(1.1)	Underwriting Agreement
(4.1)	Indenture of Trust
(4.2)	Trust Agreement
(99.1)	Loan Purchase Agreement
(99.2)	Master Servicing Agreement
(99.3)	Subservicing Agreement
(99.4)	Administration Agreement